BIG LOTS CLOSES SALE TO GORDON BROTHERS RETAIL PARTNERS COLUMBUS, Ohio, January 3, 2025 – Big Lots, Inc. (the “Company”) today announced that it has successfully closed its previously announced sale agreement with Gordon Brothers Retail Partners, LLC (“Gordon Brothers”) that will enable Variety Wholesalers, Inc. (“Variety Wholesalers”) to acquire between 200 and 400 Big Lots stores, which it plans to operate under the Big Lots brand, and up to two distribution centers. In addition, Variety Wholesalers may employ Big Lots associates at the acquired stores and distribution centers, as well as certain corporate associates needed to support Big Lots’ go- forward footprint. Bruce Thorn, Big Lots’ President and Chief Executive Officer, said, “We are pleased to close this strategic transaction, which provides a framework to preserve thousands of jobs, maximize value, and maintain the Big Lots brand. We are working closely with the Gordon Brothers and Variety Wholesalers teams on this transition. We are grateful for the continued hard work and dedication of Big Lots associates across the Company.” Kyle Shonak, Gordon Brothers’ Chief Transaction Officer, said, “We were proud to support Big Lots through the restructuring process to enable the Company’s continued operation, and look forward to working with Variety Wholesalers to support Big Lots’ go-forward footprint.” Lisa Seigies, Variety Wholesalers’ President and CEO, said, “Variety is thrilled to officially welcome the Big Lots brand and looks forward to operating hundreds of Big Lots store locations. This strategic acquisition allows us to serve additional customers and communities. We plan to combine the best of Variety with the best of Big Lots and are excited about the possibilities ahead.” Court filings and other information related to the proceedings, including how to file a proof of claim, are available on a separate website administrated by the Company’s claims agent, Kroll Restructuring Administration LLC, at https://cases.ra.kroll.com/biglots, by calling toll-free at (844) 217-1398 (or +1 (646) 809-2073 for calls originating outside of the U.S. or Canada), or by sending an email to biglotsinfo@ra.kroll.com. Advisors Davis Polk & Wardwell LLP is serving as legal counsel, Guggenheim Securities, LLC is serving as financial advisor, AlixPartners LLP is serving as restructuring advisor, and A&G Real Estate Partners is serving as real estate advisor to the Company. Riemer & Braunstein LLP acted as counsel and M3 Partners LP acted as financial advisor to Gordon Brothers. Gordon Brothers’ Real Estate Services team will handle real estate matters for Gordon Brothers as well as Variety Wholesalers. For real estate inquiries, please contact Gordon Brothers’ Real Estate Services team at biglotsrealestate@gordonbrothers.com. Cozen O’Connor is serving as legal counsel to Variety Wholesalers.

About Big Lots, Inc. Big Lots is one of the nation’s largest closeout retailers focused on extreme value. The Company is dedicated to being the big difference for a better life by delivering bargains to brag about on everything for the home, including furniture, décor, pantry and more. It fulfills its mission to help customers “Live BIG and Save LOTS” with sourcing strategies to grow extreme bargains through closeouts, liquidations, overstocks, private labels, and value-engineered products. The Big Lots Foundation, together with the Company’s customers, associates, and vendors, has delivered more than $176 million of philanthropic support to critical needs in hunger, housing, healthcare, and education. For more information, to shop online, or to find a store near you, please visit biglots.com. Cautionary Statement Concerning Forward-Looking Statements Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words "anticipate, "estimate," "continue," "could," "approximate," "expect," "objective," "goal," "project," "intend," "plan," "believe," "will," "should," "may," "target," "forecast," "guidance," "outlook" and similar expressions generally identify forward- looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management's then-current views and assumptions regarding future events and operating performance and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect business, financial condition, results of operations or liquidity. Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward- looking statements as a result of various factors, including, but not limited to, the current economic and credit conditions, inflation, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings. Media Contact: Aaron Palash / Richard M. Goldman / Rachel Goldman Joele Frank, Wilkinson Brimmer Katcher BigLotsMedia@joelefrank.com 212-355-4449